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                                                              EXHIBIT 10.(a). 2.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Tefron Ltd. (the "Company") on Form 20-F for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

          1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

              2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2003             /s/ Yosef Shiran
                                -----------------------
                                Name:  Yosef Shiran
                                Title: Chief Executive Officer


Date: April 2, 2003             /s/ Gil Rozen
                                -----------------------
                                Name:  Gil Rozen
                                Title: Chief Financial Officer